Exhibit 99.2

Fourth-Quarter 2020 Detailed Supplemental Information

			2019					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions, Except as Indicated
CONSOLIDATED INCOME STATEMENT

Revenues and Other Income
Sales and other operating revenues	9,150	7,953	7,756	7,708	32,567	6,158	2,749	4,386	5,491	18,784
Equity in earnings of affiliates	188	173	290	128	779	234	77	35	86	432
Gain (loss) on dispositions	17	82	1,785	82	1,966	(42)	596	(3)	(2)	549
Other income (loss)	702	172	262	222	1,358	(1,539)	594	(38)	474	(509)
Total Revenues and Other Income	10,057	8,380	10,093	8,140	36,670	4,811	4,016	4,380	6,049	19,256

Costs and Expenses
Purchased commodities	3,675	2,674	2,710	2,783	11,842	2,661	1,130	1,839	2,448	8,078
Production and operating expenses	1,271	1,418	1,331	1,302	5,322	1,173	1,047	963	1,161	4,344
Selling, general and administrative expenses	153	129	87	187	556	(3)	156	96	181	430
Exploration expenses	110	122	360	151	743	188	97	125	1,047	1,457
Depreciation, depletion and amortization	1,546	1,490	1,566	1,488	6,090	1,411	1,158	1,411	1,541	5,521
Impairments	1	1	24	379	405	521	(2)	2	292	813
Taxes other than income taxes	275	194	237	247	953	250	141	179	184	754
Accretion on discounted liabilities	86	87	86	67	326	67	66	62	57	252
Interest and debt expense	233	165	184	196	778	202	202	200	202	806
Foreign currency transactions (gain) loss	12	28	(21)	47	66	(90)	7	(5)	16	(72)
Other expenses	8	14	36	7	65	(6)	(7)	20	6	13
Total Costs and Expenses	7,370	6,322	6,600	6,854	27,146	6,374	3,995	4,892	7,135	22,396
Income (loss) before income taxes	2,687	2,058	3,493	1,286	9,524	(1,563)	21	(512)	(1,086)	(3,140)
Income tax provision (benefit)	841	461	422	543	2,267	148	(257)	(62)	(314)	(485)
Net Income (Loss)	1,846	1,597	3,071	743	7,257	(1,711)	278	(450)	(772)	(2,655)
Less: net income attributable to noncontrolling interests	(13)	(17)	(15)	(23)	(68)	(28)	(18)	-	-	(46)
Net Income (Loss) Attributable to ConocoPhillips	1,833	1,580	3,056	720	7,189	(1,739)	260	(450)	(772)	(2,701)

Net Income (Loss) Attributable to ConocoPhillips
Per Share of Common Stock (dollars)
Basic	1.61	1.40	2.76	0.66	6.43	(1.60)	0.24	(0.42)	(0.72)	(2.51)
Diluted	1.60	1.40	2.74	0.65	6.40	(1.60)	0.24	(0.42)	(0.72)	(2.51)

Average Common Shares Outstanding (in thousands)*
Basic	1,139,463	1,125,995	1,108,555	1,095,606	1,117,260	1,084,561	1,076,659	1,077,377	1,073,580	1,078,030
Diluted	1,146,515	1,131,242	1,113,250	1,099,786	1,123,536	1,084,561	1,077,606	1,077,377	1,073,580	1,078,030
*Ending Common Shares Outstanding is 1,068,035 as of Dec. 31, 2020, compared with 1,072,742 as of Sep. 30, 2020.

INCOME (LOSS) BEFORE INCOME TAXES

Alaska	505	580	417	491	1,993	107	(195)	(30)	(857)	(975)

Lower 48	261	269	35	9	574	(562)	(471)	(105)	(362)	(1,500)

Canada	73	100	69	(6)	236	(150)	(177)	(100)	(84)	(511)

Europe, Middle East and North Africa	811	761	2,512	511	4,595	311	(60)	113	221	585

Asia Pacific	628	483	439	500	2,050	445	702	84	70	1,301

Other International	130	87	75	(21)	271	27	(5)	(11)	(96)	(85)

Corporate and Other	279	(222)	(54)	(198)	(195)	(1,741)	227	(463)	22	(1,955)

Consolidated	2,687	2,058	3,493	1,286	9,524	(1,563)	21	(512)	(1,086)	(3,140)

EFFECTIVE INCOME TAX RATES

Alaska*	23.9%	20.5%	26.6%	24.7%	23.7%	24.3%	27.6%	47.6%	25.0%	26.2%

Lower 48	26.2%	23.1%	27.7%	-32.5%	24.0%	22.3%	22.5%	25.0%	33.2%	25.2%

Canada	-66.4%	-1.0%	26.1%	196.6%	-18.3%	26.8%	51.8%	24.9%	33.4%	36.2%

Europe, Middle East and North Africa	61.8%	25.3%	13.5%	76.6%	31.0%	35.3%	142.3%	19.0%	40.9%	23.3%

Asia Pacific	30.7%	23.3%	-4.5%	42.9%	24.4%	32.7%	5.2%	70.0%	75.9%	22.6%

Other International	-1.3%	6.6%	4.4%	-0.8%	2.8%	-2.0%	-2.6%	28.7%	17.9%	24.3%

Corporate and Other	3.0%	13.3%	74.3%	86.6%	119.4%	-1.9%	18.7%	15.9%	-361.1%	3.9%

Consolidated	31.3%	22.4%	12.1%	42.2%	23.8%	-9.5%	-1330.4%	12.0%	28.9%	15.4%
*Alaska including taxes other than income taxes.	38.1%	25.8%	40.6%	38.2%	35.4%	61.2%	-18.9%	126.4%	16.9%	-15.1%

			2019					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
EARNINGS BY SEGMENT

Alaska	384	462	306	368	1,520	81	(141)	(16)	(643)	(719)

Lower 48	193	206	26	11	436	(437)	(365)	(78)	(242)	(1,122)

Canada	122	100	51	6	279	(109)	(86)	(75)	(56)	(326)

Europe, Middle East and North Africa	310	569	2,171	120	3,170	201	25	92	130	448

Asia Pacific	422	355	443	263	1,483	272	648	25	17	962

Other International	131	81	73	(22)	263	28	(6)	(8)	(78)	(64)

Corporate and Other	271	(193)	(14)	(26)	38	(1,775)	185	(390)	100	(1,880)

Consolidated	1,833	1,580	3,056	720	7,189	(1,739)	260	(450)	(772)	(2,701)

SPECIAL ITEMS

Alaska	-	81	(6)	4	79	(120)	81	-	(648)	(687)

Lower 48	(47)	(125)	(110)	(230)	(512)	(467)	40	70	(221)	(578)

Canada	68	66	-	-	134	(29)	77	-	-	48

Europe, Middle East and North Africa	-	234	1,845	(125)	1,954	(2)	2	-	-	-

Asia Pacific	-	52	164	(33)	183	(4)	601	-	-	597

Other International	147	84	86	-	317	29	-	-	(67)	(38)

Corporate and Other	517	45	163	273	998	(1,632)	453	(189)	365	(1,003)

Consolidated	685	437	2,142	(111)	3,153	(2,225)	1,254	(119)	(571)	(1,661)
Detailed reconciliation of these items is provided on page 3.

ADJUSTED EARNINGS

Alaska	384	381	312	364	1,441	201	(222)	(16)	5	(32)

Lower 48	240	331	136	241	948	30	(405)	(148)	(21)	(544)

Canada	54	34	51	6	145	(80)	(163)	(75)	(56)	(374)

Europe, Middle East and North Africa	310	335	326	245	1,216	203	23	92	130	448

Asia Pacific	422	303	279	296	1,300	276	47	25	17	365

Other International	(16)	(3)	(13)	(22)	(54)	(1)	(6)	(8)	(11)	(26)

Corporate and Other	(246)	(238)	(177)	(299)	(960)	(143)	(268)	(201)	(265)	(877)

Consolidated	1,148	1,143	914	831	4,036	486	(994)	(331)	(201)	(1,040)

ADJUSTED EFFECTIVE INCOME TAX RATES

Alaska	23.9%	25.6%	25.2%	25.4%	25.0%	23.0%	26.6%	47.6%	128.6%	62.9%

Lower 48	25.3%	23.0%	23.1%	20.5%	23.0%	18.0%	22.5%	23.3%	73.7%	28.3%

Canada	26.7%	20.8%	26.1%	196.6%	19.5%	27.2%	25.0%	24.9%	33.4%	26.8%

Europe, Middle East and North Africa	61.8%	56.0%	56.9%	62.1%	59.1%	36.9%	132.9%	19.0%	40.9%	23.3%

Asia Pacific	30.7%	33.3%	32.9%	36.6%	33.2%	32.5%	41.3%	70.0%	75.9%	42.6%

Other International	9.6%	-32.9%	-2.7%	-0.8%	0.7%	28.6%	-2.6%	28.7%	1.5%	12.1%

Corporate and Other	14.8%	12.7%	23.3%	4.8%	13.2%	-13.9%	15.0%	25.0%	17.6%	14.9%

Consolidated	42.9%	40.5%	42.5%	46.6%	43.0%	38.2%	26.3%	18.2%	9.2%	11.1%

			2019					2020
$ Millions	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
DETAILED SPECIAL ITEMS

Alaska
Impairments	-	-	-	-	-	(154)	109	-	(841)	(886)
Pending claims and settlements	-	69	-	-	69	-	-	-	-	-
Subtotal before income taxes	-	69	-	-	69	(154)	109	-	(841)	(886)
Income tax provision (benefit)[1]	-	(12)	6	(4)	(10)	(34)	28	-	(193)	(199)
Total	-	81	(6)	4	79	(120)	81	-	(648)	(687)

Lower 48
Impairments	(60)	(95)	(141)	(386)	(682)	(561)	50	-	(283)	(794)
Gain (loss) on asset sales	-	-	-	82	82	(38)	2	-	-	(36)
Pending claims and settlements	-	(67)	-	9	(58)	-	-	89	-	89
Subtotal before income taxes	(60)	(162)	(141)	(295)	(658)	(599)	52	89	(283)	(741)
Income tax provision (benefit)	(13)	(37)	(31)	(65)	(146)	(132)	12	19	(62)	(163)
Total	(47)	(125)	(110)	(230)	(512)	(467)	40	70	(221)	(578)

Canada
Impairments	-	-	-	-	-	(39)	39	-	-	-
Gain (loss) on asset sales	-	56	-	-	56	-	-	-	-	-
Subtotal before income taxes	-	56	-	-	56	(39)	39	-	-	-
Income tax provision (benefit)[2]	(68)	(10)	-	-	(78)	(10)	(38)	-	-	(48)
Total	68	66	-	-	134	(29)	77	-	-	48

Europe, Middle East and North Africa
Impairments	-	-	-	-	-	(11)	11	-	-	-
Gain (loss) on asset sales	-	-	1,752	(15)	1,737	-	-	-	-	-
Qatar deferred tax adjustment	-	-	-	(118)	(118)	-	-	-	-	-
Subtotal before income taxes	-	-	1,752	(133)	1,619	(11)	11	-	-	-
Income tax provision (benefit)[3]	-	(234)	(93)	(8)	(335)	(9)	9	-	-	-
Total	-	234	1,845	(125)	1,954	(2)	2	-	-	-

Asia Pacific
Gain (loss) on asset sales	-	5	-	-	5	-	587	-	-	587
Impairments	-	-	-	-	-	(5)	5	-	-	-
Pending claims and settlements	-	-	-	(2)	(2)	-	-	-	-	-
Subtotal before income taxes	-	5	-	(2)	3	(5)	592	-	-	587
Income tax provision (benefit)[4]	-	(47)	(164)	31	(180)	(1)	(9)	-	-	(10)
Total	-	52	164	(33)	183	(4)	601	-	-	597

Other International
Pending claims and settlements	147	89	89	-	325	29	-	-	-	29
Exploration expense	-	-	-	-	-	-	-	-	(84)	(84)
Subtotal before income taxes	147	89	89	-	325	29	-	-	(84)	(55)
Income tax provision (benefit)	-	5	3	-	8	-	-	-	(17)	(17)
Total	147	84	86	-	317	29	-	-	(67)	(38)

Corporate and Other
Pension settlement expense	-	-	(37)	(8)	(45)	-	-	(27)	(17)	(44)
Pending claims and settlements	(17)	44	34	(17)	44	-	3	-	(46)	(43)
Transaction and restructuring expense	-	-	-	-	-	-	-	-	(24)	(24)
Unrealized gain (loss) on CVE common shares	343	30	116	160	649	(1,691)	551	(162)	447	(855)
Unrealized gain (loss) on CAD FX derivative	(6)	(24)	15	(18)	(33)	75	(12)	(8)	(17)	38
Recognition of deferred revenue	248	-	49	-	297	-	-	-	-	-
Subtotal before income taxes	568	50	177	117	912	(1,616)	542	(197)	343	(928)
Income tax provision (benefit)[5]	51	5	14	(156)	(86)	16	89	(8)	(22)	75
Total	517	45	163	273	998	(1,632)	453	(189)	365	(1,003)

Total Company	685	437	2,142	(111)	3,153	(2,225)	1,254	(119)	(571)	(1,661)
[1]Includes deferred tax adjustment in 2Q 2019 and 2Q 2020 in Alaska.
[2]Includes deferred tax adjustment in 1Q 2019, tax rate change in 2Q 2019, and recognition of a tax refund in 2Q 2020 in Canada.
[3]Includes tax adjustment in 2Q 2019 and 3Q 2019 related to the U.K. disposition.
[4]Includes tax adjustment in 2Q 2019 related to the Greater Sunrise Fields disposition, 3Q 2019 for Malaysia Deepwater tax incentives, and 2Q 2020 for the Australia-West disposition.
[5]Includes deferred tax adjustment related to foreign tax credits in 4Q 2019 and 2Q 2020.

			2019					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
CONSOLIDATED BALANCE SHEET

Assets
Cash and cash equivalents	6,218	5,941	7,193	5,088	5,088	3,908	2,907	2,490	2,991	2,991
Short-term investments	249	732	908	3,028	3,028	3,866	3,985	4,032	3,609	3,609
Accounts and notes receivable	3,701	3,490	3,478	3,267	3,267	2,116	1,399	1,984	2,634	2,634
Accounts and notes receivable—related parties	168	161	138	134	134	148	133	135	120	120
Investment in Cenovus Energy	1,805	1,835	1,951	2,111	2,111	420	971	809	1,256	1,256
Inventories	1,014	1,089	955	1,026	1,026	726	982	1,034	1,002	1,002
Prepaid expenses and other current assets	528	2,552	594	2,259	2,259	1,960	676	575	454	454
Total Current Assets	13,683	15,800	15,217	16,913	16,913	13,144	11,053	11,059	12,066	12,066
Investments and long-term receivables	9,302	8,748	8,916	8,687	8,687	8,707	8,334	8,295	8,017	8,017
Loans and advances—related parties	268	268	219	219	219	167	167	114	114	114
Net properties, plants and equipment	45,942	44,334	43,814	42,269	42,269	40,645	41,120	41,269	39,893	39,893
Other assets	2,303	2,111	2,174	2,426	2,426	2,370	2,372	2,420	2,528	2,528
Total Assets	71,498	71,261	70,340	70,514	70,514	65,033	63,046	63,157	62,618	62,618

Liabilities
Accounts payable	3,815	3,618	3,148	3,176	3,176	2,900	2,060	2,217	2,669	2,669
Accounts payable—related parties	31	17	23	24	24	21	20	22	29	29
Short-term debt	113	114	121	105	105	126	146	482	619	619
Accrued income and other taxes	1,539	1,213	1,077	1,030	1,030	853	312	339	320	320
Employee benefit obligations	470	529	543	663	663	323	422	469	608	608
Other accruals	1,402	3,505	1,030	2,045	2,045	1,852	1,145	1,111	1,121	1,121
Total Current Liabilities	7,370	8,996	5,942	7,043	7,043	6,075	4,105	4,640	5,366	5,366
Long-term debt	14,832	14,809	14,799	14,790	14,790	14,847	14,852	14,905	14,750	14,750
Asset retirement obligations and accrued environmental costs	7,730	5,996	6,087	5,352	5,352	5,316	5,465	5,651	5,430	5,430
Deferred income taxes	5,043	4,825	4,693	4,634	4,634	4,141	3,901	3,854	3,747	3,747
Employee benefit obligations	1,704	1,689	1,786	1,781	1,781	1,563	1,586	1,661	1,697	1,697
Other liabilities and deferred credits	1,838	1,872	1,794	1,864	1,864	1,704	1,644	1,663	1,779	1,779
Total Liabilities	38,517	38,187	35,101	35,464	35,464	33,646	31,553	32,374	32,769	32,769

Equity
Common stock issued
Par value	18	18	18	18	18	18	18	18	18	18
Capital in excess of par	46,877	46,922	46,954	46,983	46,983	47,027	47,079	47,113	47,133	47,133
Treasury stock	(43,656)	(44,906)	(45,656)	(46,405)	(46,405)	(47,130)	(47,130)	(47,130)	(47,297)	(47,297)
Accumulated other comprehensive income (loss)	(5,914)	(5,827)	(5,654)	(5,357)	(5,357)	(6,145)	(5,825)	(5,666)	(5,218)	(5,218)
Retained earnings	35,534	36,769	39,484	39,742	39,742	37,545	37,351	36,448	35,213	35,213
Total Common Stockholders' Equity	32,859	32,976	35,146	34,981	34,981	31,315	31,493	30,783	29,849	29,849
Noncontrolling Interests	122	98	93	69	69	72	-	-	-	-
Total Equity	32,981	33,074	35,239	35,050	35,050	31,387	31,493	30,783	29,849	29,849
Total Liabilities and Equity	71,498	71,261	70,340	70,514	70,514	65,033	63,046	63,157	62,618	62,618

			2019					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
CASH FLOW INFORMATION

Cash Flows from Operating Activities
Net income (loss)	1,846	1,597	3,071	743	7,257	(1,711)	278	(450)	(772)	(2,655)
Depreciation, depletion and amortization	1,546	1,490	1,566	1,488	6,090	1,411	1,158	1,411	1,541	5,521
Impairments	1	1	24	379	405	521	(2)	2	292	813
Dry hole costs and leasehold impairments	27	41	293	60	421	67	3	44	969	1,083
Accretion on discounted liabilities	86	87	86	67	326	67	66	62	57	252
Deferred taxes	(1)	(220)	(83)	(140)	(444)	(227)	(93)	(108)	(406)	(834)
Undistributed equity earnings	24	338	(102)	334	594	31	373	46	195	645
Gain on dispositions	(17)	(82)	(1,785)	(82)	(1,966)	42	(596)	3	2	(549)
Unrealized (gain) loss on investment in Cenovus Energy	(343)	(30)	(116)	(160)	(649)	1,691	(551)	162	(447)	855
Other	(221)	200	(310)	(20)	(351)	(284)	40	56	231	43
Net working capital changes	(54)	(531)	(307)	313	(579)	497	(519)	(360)	10	(372)
Net Cash Provided by Operating Activities	2,894	2,891	2,337	2,982	11,104	2,105	157	868	1,672	4,802

Cash Flows from Investing Activities
Capital expenditures and investments	(1,637)	(1,729)	(1,675)	(1,595)	(6,636)	(1,649)	(876)	(1,132)	(1,058)	(4,715)
Working capital changes associated with investing activities	107	(83)	(7)	(120)	(103)	81	(332)	22	74	(155)
Proceeds from asset dispositions	142	559	2,219	92	3,012	549	764	(1)	5	1,317
Net sales (purchases) of investments	(1)	(484)	(180)	(2,245)	(2,910)	(935)	(95)	(59)	431	(658)
Long-term collections from (advances to)
related parties and other investments	(88)	276	(207)	38	19	22	9	54	5	90
Net Cash Provided by (Used in) Investing Activities	(1,477)	(1,461)	150	(3,830)	(6,618)	(1,932)	(530)	(1,116)	(543)	(4,121)

Cash Flows from Financing Activities
Net issuance (repayment) of debt	(19)	(19)	(21)	(21)	(80)	(24)	(190)	280	(20)	46
Issuance of company common stock	(38)	2	(3)	9	(30)	2	-	(4)	(3)	(5)
Repurchase of company common stock	(752)	(1,250)	(749)	(749)	(3,500)	(726)	-	-	(166)	(892)
Dividends paid	(350)	(346)	(341)	(463)	(1,500)	(458)	(455)	(454)	(464)	(1,831)
Other	(14)	(41)	(18)	(46)	(119)	(24)	(4)	1	1	(26)
Net Cash Provided by (Used in) Financing Activities	(1,173)	(1,654)	(1,132)	(1,270)	(5,229)	(1,230)	(649)	(177)	(652)	(2,708)

Effect of Exchange Rate Changes	75	(49)	(94)	22	(46)	(122)	29	31	42	(20)

Net Change in Cash, Cash Equivalents and Restricted Cash	319	(273)	1,261	(2,096)	(789)	(1,179)	(993)	(394)	519	(2,047)
Cash, cash equivalents and restricted cash at beginning of period	6,151	6,470	6,197	7,458	6,151	5,362	4,183	3,190	2,796	5,362
Cash, Cash Equivalents and Restricted Cash at End of Period	6,470	6,197	7,458	5,362	5,362	4,183	3,190	2,796	3,315	3,315

CAPITAL EXPENDITURES AND INVESTMENTS

Alaska	410	370	427	306	1,513	509	223	150	156	1,038

Lower 48	834	936	843	781	3,394	776	354	268	483	1,881

Canada	123	109	83	53	368	74	68	451	58	651

Europe, Middle East and North Africa	157	182	198	171	708	121	130	159	190	600

Asia Pacific	96	123	103	262	584	103	85	92	104	384

Other International	1	-	-	7	8	53	10	3	55	121

Corporate and Other	16	9	21	15	61	13	6	9	12	40
Total Capital Expenditures and Investments	1,637	1,729	1,675	1,595	6,636	1,649	876	1,132	1,058	4,715

			2019					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
TOTAL SEGMENTS

Production
Total (MBOED)	1,361	1,332	1,366	1,334	1,348	1,289	981	1,067	1,169	1,127

Crude Oil (MBD)
Consolidated operations	703	688	696	681	692	642	460	535	581	555
Equity affiliates	12	14	14	14	13	12	14	13	14	13
Total	715	702	710	695	705	654	474	548	595	568
Over (under) lifting of crude oil (MBD)	8	(3)	19	(2)	6	(20)	(9)	12	40	6

NGL (MBD)
Consolidated operations	103	110	106	110	107	116	85	89	98	97
Equity affiliates	7	8	8	8	8	7	8	8	8	8
Total	110	118	114	118	115	123	93	97	106	105

Bitumen (MBD)
Consolidated operations	63	51	63	64	60	66	34	49	69	55
Equity affiliates	-	-	-	-	-	-	-	-	-	-
Total	63	51	63	64	60	66	34	49	69	55

Natural Gas (MMCFD)
Consolidated operations	1,852	1,704	1,795	1,661	1,753	1,638	1,221	1,201	1,302	1,339
Equity affiliates	988	1,064	1,076	1,080	1,052	1,036	1,056	1,034	1,092	1,055
Total	2,840	2,768	2,871	2,741	2,805	2,674	2,277	2,235	2,394	2,394

Industry Prices
Crude Oil ($/BBL)
WTI	54.87	59.80	56.44	56.98	57.02	46.06	27.85	40.93	42.66	39.37
WCS	42.58	49.13	44.18	41.15	44.26	25.54	16.58	31.83	33.46	26.85
Brent dated	63.20	68.82	61.94	63.22	64.30	50.31	29.20	43.00	44.23	41.68
JCC ($/BBL)	76.98	63.72	71.59	66.34	69.66	65.89	67.71	30.58	40.83	51.25
Natural Gas ($/MMBTU)
Henry Hub first of month	3.15	2.64	2.23	2.50	2.63	1.95	1.71	1.98	2.67	2.08

Average Realized Prices
Total ($/BBL)	50.59	50.50	47.07	47.01	48.78	38.81	23.09	30.94	33.21	32.15

Crude Oil ($/BBL)
Consolidated operations	59.45	64.90	59.56	60.14	60.98	48.77	25.10	39.49	40.89	39.56
Equity affiliates	59.53	63.98	59.91	61.58	61.32	53.14	25.32	37.56	41.16	39.02
Total	59.45	64.88	59.57	60.17	60.99	48.86	25.10	39.45	40.89	39.54

NGL ($/BBL)
Consolidated operations	22.74	19.97	14.33	18.26	18.73	12.81	8.29	13.73	16.30	12.90
Equity affiliates	38.19	41.72	30.18	37.28	36.70	42.41	23.93	30.21	35.70	32.69
Total	23.85	21.65	15.59	19.67	20.09	14.82	9.88	15.29	17.98	14.61

Bitumen ($/BBL)
Consolidated operations	33.15	37.20	32.54	24.58	31.72	5.90	(23.11)	15.87	19.41	8.02
Equity affiliates	-	-	-	-	-	-	-	-	-	-
Total	33.15	37.20	32.54	24.58	31.72	5.90	(23.11)	15.87	19.41	8.02

Natural Gas ($/MCF)
Consolidated operations	5.27	4.08	3.73	3.88	4.25	3.60	2.64	2.77	3.47	3.17
Equity affiliates	7.31	5.81	6.40	5.75	6.29	5.41	3.90	2.61	2.93	3.71
Total	6.00	4.76	4.74	4.62	5.03	4.30	3.22	2.70	3.23	3.41

Exploration Expenses ($ Millions)
Dry holes	10	16	139	35	200	36	3	44	132	215
Leasehold impairment	17	25	154	25	221	31	-	-	837	868
Total noncash expenses	27	41	293	60	421	67	3	44	969	1,083
Other (G&A, G&G and lease rentals)	83	81	67	91	322	121	94	81	78	374
Total exploration expenses	110	122	360	151	743	188	97	125	1,047	1,457

U.S. exploration expenses	75	70	319	60	524	99	72	86	914	1,171
International exploration expenses	35	52	41	91	219	89	25	39	133	286

DD&A ($ Millions)
Alaska	205	208	200	192	805	209	191	274	322	996
Lower 48	621	709	731	761	2,822	707	548	619	680	2,554
Canada	56	48	63	63	230	69	66	95	109	339
Europe, Middle East and North Africa	273	173	222	218	886	196	167	194	212	769
Asia Pacific	375	338	332	240	1,285	217	170	217	205	809
Other International	-	-	-	-	-	-	-	-	-	-
Corporate and Other	16	14	18	14	62	13	16	12	13	54
Total DD&A	1,546	1,490	1,566	1,488	6,090	1,411	1,158	1,411	1,541	5,521

			2019					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
PRODUCTION

Crude Oil (MBD)
Consolidated operations
Alaska	210	199	190	205	202	198	153	184	190	181
Lower 48	245	269	277	274	266	270	166	197	218	213
Canada	1	1	1	1	1	2	5	6	10	6
Norway	89	73	91	85	84	84	75	76	75	78
United Kingdom	25	20	19	-	16	-	-	-	-	-
Libya	38	37	39	39	38	9	-	1	24	8
Europe, Middle East and North Africa	152	130	149	124	138	93	75	77	99	86
Australia/Timor-Leste	6	7	6	5	6	4	3	-	-	2
China	41	37	35	29	35	31	30	29	28	30
Indonesia	2	2	2	2	2	2	2	2	3	2
Malaysia	46	43	36	41	42	42	26	40	33	35
Asia Pacific	95	89	79	77	85	79	61	71	64	69
Total consolidated operations	703	688	696	681	692	642	460	535	581	555
Equity affiliates	12	14	14	14	13	12	14	13	14	13
Total	715	702	710	695	705	654	474	548	595	568

NGL (MBD)
Consolidated operations
Alaska	17	17	11	16	15	19	13	14	16	16
Lower 48	74	82	84	85	81	89	64	68	75	74
Canada	-	1	-	-	-	1	2	2	3	2
Norway	4	3	4	5	4	5	5	5	4	4
United Kingdom	4	3	3	-	3	-	-	-	-	-
Europe, Middle East and North Africa	8	6	7	5	7	5	5	5	4	4
Australia/Timor-Leste	4	4	4	4	4	2	1	-	-	1
Asia Pacific	4	4	4	4	4	2	1	-	-	1
Total consolidated operations	103	110	106	110	107	116	85	89	98	97
Equity affiliates	7	8	8	8	8	7	8	8	8	8
Total	110	118	114	118	115	123	93	97	106	105

Bitumen (MBD)
Canada	63	51	63	64	60	66	34	49	69	55
Total	63	51	63	64	60	66	34	49	69	55

Natural Gas (MMCFD)
Consolidated operations
Alaska	8	7	6	8	7	8	8	14	9	10
Lower 48	568	593	649	677	622	679	486	566	611	585
Canada	7	8	9	11	9	20	40	43	57	40
Norway	263	244	226	284	254	297	263	256	267	270
United Kingdom	310	247	218	-	193	-	-	-	-	-
Libya	31	27	29	36	31	13	1	-	6	5
Europe, Middle East and North Africa	604	518	473	320	478	310	264	256	273	275
Australia/Timor-Leste	273	202	222	203	225	237	114	-	-	87
Indonesia	311	314	324	333	321	309	266	283	300	290
Malaysia	81	62	112	109	91	75	43	39	52	52
Asia Pacific	665	578	658	645	637	621	423	322	352	429
Total consolidated operations	1,852	1,704	1,795	1,661	1,753	1,638	1,221	1,201	1,302	1,339
Equity affiliates	988	1,064	1,076	1,080	1,052	1,036	1,056	1,034	1,092	1,055
Total	2,840	2,768	2,871	2,741	2,805	2,674	2,277	2,235	2,394	2,394

Total (MBOED)
Consolidated operations
Alaska	228	217	202	222	218	218	167	201	208	198
Lower 48	414	450	469	472	451	472	311	359	395	385
Canada	65	54	66	67	63	72	48	64	91	70
Norway	137	117	133	137	131	139	124	124	123	127
United Kingdom	80	64	58	-	50	-	-	-	-	-
Libya	43	42	44	45	43	11	-	1	25	9
Europe, Middle East and North Africa	260	223	235	182	224	150	124	125	148	136
Australia/Timor-Leste	56	45	47	43	48	46	24	-	-	17
China	41	37	35	29	35	31	30	29	28	30
Indonesia	54	54	56	58	56	54	46	49	53	50
Malaysia	60	53	55	59	57	54	33	47	42	44
Asia Pacific	211	189	193	189	196	185	133	125	123	141
Total consolidated operations	1,178	1,133	1,165	1,132	1,152	1,097	783	874	965	930
Equity affiliates	183	199	201	202	196	192	198	193	204	197
Total	1,361	1,332	1,366	1,334	1,348	1,289	981	1,067	1,169	1,127

			2019					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
AVERAGE REALIZED PRICES

Crude Oil ($/BBL)
Consolidated operations
Alaska	62.81	67.57	62.78	63.43	64.12	54.78	26.81	40.88	42.61	42.12
Lower 48	53.15	59.17	54.38	54.34	55.30	40.97	19.87	36.43	38.50	35.17
Canada	-	-	-	-	40.87	-	8.69	25.16	28.57	23.57
Norway	63.16	70.09	64.00	64.25	65.19	54.92	32.32	41.79	41.62	42.80
United Kingdom	59.74	69.22	63.32	-	64.68	-	-	-	-	-
Libya	63.22	68.95	62.30	63.95	64.47	64.21	-	-	44.93	48.64
Europe, Middle East and North Africa	62.83	69.65	63.47	64.15	64.94	55.53	32.32	41.79	42.35	43.30
Australia/Timor-Leste	59.39	62.22	57.02	58.32	59.29	47.35	47.21	-	-	47.34
China	59.23	65.40	59.07	63.17	61.26	54.10	25.09	39.75	42.80	40.29
Indonesia	47.07	51.62	48.79	50.35	49.55	29.33	30.64	36.41	41.21	34.97
Malaysia	67.33	73.99	66.26	69.74	69.45	57.67	30.59	46.43	42.42	45.26
Asia Pacific	62.94	69.78	62.01	65.90	65.02	54.71	27.98	42.79	42.50	42.84
Total consolidated operations	59.45	64.90	59.56	60.14	60.98	48.77	25.10	39.49	40.89	39.56
Equity affiliates	59.53	63.98	59.91	61.58	61.32	53.14	25.32	37.56	41.16	39.02
Total	59.45	64.88	59.57	60.17	60.99	48.86	25.10	39.45	40.89	39.54

NGL ($/BBL)
Consolidated operations
Lower 48	20.66	17.91	13.04	16.27	16.83	11.85	6.95	13.51	15.58	12.13
Canada	-	-	-	-	19.87	-	1.64	5.99	8.52	5.41
Norway	33.37	29.42	24.38	32.42	30.67	21.54	16.76	23.50	30.80	23.27
United Kingdom	27.65	32.75	22.20	-	27.71	-	-	-	-	-
Europe, Middle East and North Africa	31.15	32.00	23.20	32.42	29.37	21.54	16.76	23.50	30.80	23.27
Australia/Timor-Leste	40.13	39.97	30.13	37.20	37.85	39.34	27.90	-	-	33.21
Asia Pacific	40.13	39.97	30.13	37.20	37.85	39.34	27.90	-	-	33.21
Total consolidated operations	22.74	19.97	14.33	18.26	18.73	12.81	8.29	13.73	16.30	12.90
Equity affiliates	38.19	41.72	30.18	37.28	36.70	42.41	23.93	30.21	35.70	32.69
Total	23.85	21.65	15.59	19.67	20.09	14.82	9.88	15.29	17.98	14.61

Bitumen ($/BBL)
Canada*	33.15	37.20	32.54	24.58	31.72	5.90	(23.11)	15.87	19.41	8.02
Total	33.15	37.20	32.54	24.58	31.72	5.90	(23.11)	15.87	19.41	8.02

Natural Gas ($/MCF)
Consolidated operations
Alaska	3.42	3.19	3.01	3.09	3.19	3.07	2.56	2.48	3.88	2.91
Lower 48	2.74	2.10	1.80	1.92	2.12	1.48	1.18	1.63	2.21	1.65
Canada	-	-	-	-	0.49	-	0.79	0.71	1.77	1.21
Norway	6.39	4.31	3.37	4.61	4.72	3.65	2.21	2.40	4.39	3.23
United Kingdom	6.83	4.49	3.69	-	5.19	-	-	-	-	-
Libya	4.92	4.79	4.83	4.91	4.87	4.53	-	-	2.26	3.71
Europe, Middle East and North Africa	6.55	4.42	3.60	4.63	4.92	3.68	2.21	2.40	4.34	3.23
Australia/Timor-Leste**	0.83	0.78	0.76	0.77	0.79	6.43	10.62	-	-	10.04
Indonesia	6.69	7.19	6.69	6.66	6.81	6.58	4.69	5.75	5.85	5.75
Malaysia	3.84	3.57	3.44	3.47	3.56	2.93	2.22	2.22	1.85	2.38
Asia Pacific	6.36	5.89	5.78	5.60	5.91	5.94	4.74	5.33	5.26	5.39
Total consolidated operations	5.27	4.08	3.73	3.88	4.25	3.60	2.64	2.77	3.47	3.17
Equity affiliates	7.31	5.81	6.40	5.75	6.29	5.41	3.90	2.61	2.93	3.71
Total	6.00	4.76	4.74	4.62	5.03	4.30	3.22	2.70	3.23	3.41
*Average realized prices exclude additional value realized from third-party purchases and sales for optimization of our pipeline capacity between Canada and the U.S. Gulf Coast.
**Excludes transfers to Darwin LNG plant.

			2019					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
CORPORATE AND OTHER

Corporate and Other Earnings (Loss) ($ Millions)	271	(193)	(14)	(26)	38	(1,775)	185	(390)	100	(1,880)

Detail of Earnings (Loss) ($ Millions)
Net interest expense	(196)	(131)	(123)	(154)	(604)	(155)	(174)	(179)	(154)	(662)
Corporate G&A expenses	(65)	(49)	(34)	(104)	(252)	50	(90)	(50)	(110)	(200)
Technology*	96	(10)	43	(6)	123	1	(9)	(8)	(10)	(26)
Other	436	(3)	100	238	771	(1,671)	458	(153)	374	(992)
Total	271	(193)	(14)	(26)	38	(1,775)	185	(390)	100	(1,880)
*Includes investment in new technologies or businesses outside of our normal scope of operations and licensing revenues.

Before-Tax Net Interest Expense ($ Millions)
Interest expense	(243)	(178)	(200)	(214)	(835)	(216)	(216)	(213)	(216)	(861)
Capitalized interest	10	13	16	18	57	14	14	13	14	55
Interest revenue	32	33	45	39	149	42	22	9	15	88
Total	(201)	(132)	(139)	(157)	(629)	(160)	(180)	(191)	(187)	(718)

Debt
Total debt ($ Millions)	14,945	14,923	14,920	14,895	14,895	14,973	14,998	15,387	15,369	15,369
Debt-to-capital ratio (%)	31%	31%	30%	30%	30%	32%	32%	33%	34%	34%

Equity ($ Millions)	32,981	33,074	35,239	35,050	35,050	31,387	31,493	30,783	29,849	29,849

REFERENCE

Commonly Used Abbreviations
Earnings	Net Income (Loss) Attributable to ConocoPhillips
DD&A	Depreciation, Depletion and Amortization
G&G	Geological and Geophysical
G&A	General and Administrative
JCC	Japan Crude Cocktail
LNG	Liquefied Natural Gas
NGL	Natural Gas Liquids
WCS	Western Canada Select
WTI	West Texas Intermediate

Units of Measure
BBL	Barrels
MMBBL	Millions of Barrels
MBD	Thousands of Barrels per Day
MBOED	Thousands of Barrels of Oil Equivalent per Day
MCF	Thousands of Cubic Feet
MMBTU	Millions of British Thermal Units
MMCFD	Millions of Cubic Feet per Day